Kurv SpaceX Enhanced Income ETF
(Ticker: XSHP)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

June 17, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 17, 2026 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.kurvinvest.com/etf/XSHP. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv SpaceX Enhanced Income ETF (the “SpaceX Fund” or the “Fund”) seeks to provide current income.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year. Acquired Fund Fees and Expenses are estimated to be under 0.005% of Fund assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund seeks to primarily invest under normal circumstances in common stock of Space Exploration Technologies Corp., commonly known as SpaceX, (SPCX or “Underlying Security”) and/or derivative instruments on SPCX, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the Fund are expected to produce a significant portion of the Fund’s returns. The Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The Fund may gain long exposure via purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, sells put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seek to provide the Fund with investment exposure to the Underlying Security for the duration of the application option exposure. The synthetic long position to the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the Fund will use the notional value of the derivatives it holds.

The Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the Fund may employ various option strategies to generate income and/or to preserve capital. Example of strategies are:

Covered Call Writing

As part of its strategy, the Fund may write (sell) call option contracts on the Underlying Security to generate income. If the Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic and/or holding the Underlying Security directly would allow the Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) the Underlying Security’s call positions) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security, however, the Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

The Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The Fund may write (sell) call or put spreads instead of than stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from of the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The Fund may purchase out-of-the-money protective put options to seek to limit loss from its Underlying Security share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the Fund with a view toward enhancing the Fund’s total return.

The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives, may be invested in Fixed Income Instruments and Preferred Securities Instruments. The Fund may also enter into reverse repurchase agreements. The Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the Fund will be concentrated in the industry or group of industries to which SPCX is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which SPCX is assigned.

The Fund is non-diversified.

Information about Space Exploration Technologies Corp.

Space Exploration Technologies Corp. (SpaceX) designs, manufactures, and launches advanced rockets and spacecraft to revolutionize space technology. SpaceX offers launch services that provide orbital transportation for commercial and government customers, including NASA and the U.S. Department of Defense. SpaceX pioneered reusable rocket technology to solve the high cost of access to space. The company’s Falcon 9 and Falcon Heavy launch vehicles were initially used to deploy satellites and resupply the International Space Station, enabling a new era of commercial orbital activity. SpaceX has leveraged its launch architecture to create Starlink, a global satellite broadband constellation, and has expanded into artificial intelligence through the 2026 acquisition of xAI to develop space-based data centers. SpaceX’s primary platforms are Falcon for launches, Dragon for crew and cargo missions, and Starship for deep-space exploration. The company generates more than 50% of its total revenue from its Starlink division.

SpaceX’s common stock is listed on the Nasdaq Stock Market LLC (NASDAQ”) under the ticker SPCX.

SpaceX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Companies registered under the Exchange Act are subject to the informational requirements of the Exchange Act and are required to file reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by SpaceX, pursuant to the Exchange Act, can be located by reference to the Securities and Exchange Commission file number 333-296070 through the Securities and Exchange Commission’s website at www.sec.gov. This information includes reports, proxy and information statements and other information regarding SPCX and SpaceX. In addition, information regarding SpaceX may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of the date of this prospectus, SpaceX is assigned to the semiconductors and related devices industry.

The Fund has derived all disclosures contained in this document regarding SpaceX from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SpaceX is accurate or complete. SpaceX commenced its IPO on June 12, 2026. Consequently, public information about the company’s operating history is limited. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SpaceX have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SpaceX could affect the value of the Fund’s investments with respect to SpaceX and therefore the value of the Fund. Lastly, neither the Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of SpaceX.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

Principal Risks Of Investing In The Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

SpaceX Investing Risks. The Fund will have significant exposure to SPCX through its investments in SPCX and derivative instruments that utilize SPCX as the reference asset. Accordingly, the Fund will subject to the risks of SPCX, set forth below.

SpaceX Issuer-Specific Risks. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of June 1, 2026, in addition to the risks associated with companies in the aerospace and telecommunications sectors, SPCX faces risks associated with: failure to meet the evolving needs of its large markets—commercial launch, satellite internet (Starlink), and deep-space exploration—and identifying new reusable launch technologies; competition from domestic and international space agencies; changes in government and commercial demand; supply chain issues for critical aerospace components; manufacturing delays for the Starship launch system; potential significant mismatches between launch capacity and customer demand; the dependence on third-parties for specialized materials and testing which reduces control over product quality, safety yields, and mission delivery schedules; significant mission failures or catastrophic defects; international operations and ITAR export controls; impacts from climate change, including atmospheric emissions regulations and launch site environmental restrictions; inability to realize the potential benefits from massive capital investments in orbital infrastructure; concentration of revenue from a limited number of government partners like NASA and the U.S. Department of Defense; the ability to attract, retain and motivate specialized aerospace engineers and key executives; system security and data protection breaches, including cyberattacks on satellite constellations; business disruptions from launch mishaps; the proper function of its business processes and ground station systems; fluctuations in operating results; increased scrutiny from regulators regarding environmental and orbital debris responsibilities could result in increased operating expenses or adversely impact its reputation; issues related to the orbital safety and frequency of satellite deployment; ability to protect its intellectual property; ever changing and increasingly stringent spectrum allocation laws; as well as other regulatory, tax related and legal issues, including the changing regulations regarding commercial spaceflight and planetary protection.

Indirect Investment Risk. SpaceX is not affiliated with the Trust, the Fund, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund, the Adviser or any affiliate are not responsible for the performance of SPCX and make no representation as to the performance of SPCX. Investing in the Fund is not equivalent to investing in SPCX. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SPCX.

Aerospace and Space Infrastructure Companies Risk. Aerospace and satellite companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other industrial leaders, aerospace companies may have limited production lines, launch sites, financial resources or specialized personnel. The hardware of space companies may face obsolescence due to rapid advancements in reusable launch vehicle technology, frequent mission architecture changes, unpredictable global demand and competition for the services of elite aerospace engineers. Companies in the orbital infrastructure sector are heavily dependent on mission success and intellectual property rights. The loss of flight certification or a catastrophic mission failure may adversely affect the profitability of these companies. Aerospace companies are facing increased government and regulatory scrutiny regarding orbital debris and environmental impacts and may be subject to adverse government or regulatory action involving launch licenses or export controls.

Semiconductor Companies Risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Large Capitalization Companies Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Key Person and Leadership Risk. The Fund’s performance is significantly tied to the vision, reputation, and continued involvement of the founder and CEO of SpaceX, Elon Musk. Mr. Musk is essential to the company’s strategic direction and its ability to secure capital and high-level government contracts. However, Mr. Musk manages a diverse portfolio of other major enterprises, including Tesla, xAI, and X (formerly Twitter), and may have significant obligations to the U.S. Department of Government Efficiency (“DOGE”) or other advisory roles. These competing priorities could result in a significant diversion of his time and attention away from SpaceX’s operational milestones, such as the Starship development program or Starlink expansion. Furthermore, Mr. Musk’s public statements and political activities may attract heightened regulatory scrutiny or result in strained relations with critical government partners like NASA and the Department of Defense. Any sudden departure, incapacity, or significant reputational impairment of Mr. Musk could lead to extreme volatility in the value of the Fund’s investments, a loss of investor confidence, or the potential cancellation of key government launch and national security contracts.

Risks of Investing in Other Investment Companies: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instruments may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time to until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

New Fund Risk:  the risk that a new fund’s performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. The use of derivatives, such as call options, may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance:

Because the Fund has not yet launched, the performance section is omitted. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.kurvinvest.com.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since inception June 2026) serves as portfolio manager for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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